UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

•	Submit your proxy voting instructions
•	View electronic versions of proxy voting materials
•	Sign up to receive future shareholder materials via email
•	Request proxy voting materials if you received a Notice of Internet Availability

It is easy to get started

Simply enter your 12 digit control number in the box below. This control number can be found in several places depending on the type of notification you received.

•	Vote Instruction Form and Proxy Card recipients can find the control number next to the label Control No. or in the box next to the arrow.
•	Email Notification recipients can find the control number next to the label Control Number.
•	Notice of Internet Availability of meeting materials. Your control number is located in the box indicated by the arrow.

U.S. Investors - Click here to view our Shareholder Education website.

Canadian Investors - Our Canadian Shareholder Education website is coming soon.

Click here to view the SEC's proxy voting education website.

Control#

[FUND NAME]

Fulfillment Request Service

Links to 2014 Shareholder Material(s)

•	Proxy Statement

•	Directions to Meeting

If you wish to receive copies of meeting materials and voting forms*, please choose from one of the selections below.

(*voting forms are not available if the meeting date has passed)

O	Email Materials for this Meeting - Please send a full set of proxy materials related to this control number by email to the email address below.

O	Email Materials for this Meeting and Hard Copy for All Future Meetings* - Please send a full set of proxy materials related to this control number by email to the email address below and send a full set of proxy materials for all future meetings by mail to the same address as the Notice at no cost to me.

*PLEASE NOTE: If you currently receive proxy communications via email, you must also unenroll from that service using the Enroll/Maintain Electronic Delivery Preference link below.

Email Address:             Verify Email Address:

O	Hard Copy Materials for this Meeting - Please send a full set of proxy materials related to this control number by mail to the same address as the Notice at no cost to me.

O	Hard Copy Materials for this Meeting and All Future Meetings* - Please send a full set of proxy materials related to this control number by mail for this meeting and for all future meetings to the same address as the Notice at no cost to me.

*PLEASE NOTE: If you currently receive proxy communications via email, you must also unenroll from that service using the Enroll/Maintain Electronic Delivery Preference link below.

Enroll/Maintain Electronic Delivery Preference - If you wish to enroll to receive all future materials electronically or maintain an existing enrollment, please click here.

If you wish to receive all future material electronically, please go to www.investordelivery.com

Control#

[FUND NAME]

•	View our shareholder material by choosing the option below

•	Request material be sent to you by email or hardcopy at no charge by choosing the option below

•	Vote by choosing the option below or vote by phone at 1-800-690-6903

Learn more about Notice & Access

Download Adobe Acrobat.

You may need Adobe Acrobat to view the documents listed above.

Control#

[FUND NAME]

2014 Annual Meeting of Shareholders	Meeting Material(s)

Tuesday, February 18, 2014	•	Proxy Statement
For holders as of: Thursday, December 19, 2013	•	Directions to Meeting

Cusip:

As your vote is very important, we recommend that all voting instructions be received at least one business day prior to the voting cut -off time stated in the proxy materials. Scroll down for proxy instructions and voting.

To vote via telephone, call 1-800-690-6903 .
1. Vote	2. Review	3. Confirmed

PROXY BALLOT

[FUND NAME]

2014 Annual Meeting of Shareholders

To be held on Tuesday, February 18, 2014 for holders of record as of Thursday, December 19, 2013

[FUND NAME]

601 Congress Street

Boston, MA 02210

Annual Meeting of Shareholders

February 18, 2014

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned, revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John Danello, Kinga Kapuscinski, Thomas M. Kinzler, Nicholas Kolokithas, Charles A. Rizzo, Betsy Anne Seel, Christopher Sechler, and Andrew Wilkins, or any one or more of them, proxies and attorneys of the undersigned, each with full power of substitution, to vote all common shares of [FUND NAME], which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held on Tuesday, February 18, 2014, at the offices of the Fund, 601 Congress Street, Boston, Massachusetts 02210, at 2:00 p.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

SPECIFY YOUR VOTE BELOW. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OR "FOR" THE PROPOSAL. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

Control#

[FUND NAME]

PROXY FINAL SUBMISSION

•	Please check all of the information below for accuracy.
•	If any of the information is incorrect, return to the Proxy Ballot by using the Back button below.
•	If your vote(s) are reflected correctly, click on the Final Submission button below.

2014 Annual Meeting of Shareholders

Tuesday, February 18, 2014

For holders as of: Thursday, December 19, 2013

Cusip:

1. Vote	2. Review	3. Confirmed

Control#

[FUND NAME]

2014 Annual Meeting of Shareholders

Tuesday, February 18, 2014

For holders as of Thursday, December 19, 2013

Cusip:

THANK YOU FOR VOTING!

If you sign up for e-mail notification of voting instructions and shareholder communications today, you will receive the benefits of:

  You have immediate accessibility to shareholder communications;
  You will receive fewer bulky packages while contributing to overall postage savings;
  It is environmentally responsible;
  You will receive automatic postal mail forwarding if we are not notified of a change to your e-mail address;
  It is free and you have the choice to opt-in or opt-out at any time;
  Your email address is safe and will never be used without your consent (Read our Privacy Statement).

To receive future shareholder communications electronically, we require your permission. Participation is completely your choice.

In the future, when, and if, material is available electronically, we will send you an e-mail which will contain information that will point you to an Internet location where the material is available, along with a link to ProxyVote.com (when applicable) to submit your voting instructions. We hope you will give this option your serious consideration.

1. Vote	2. Review	3. Confirmed

Enroll in Electronic Delivery	Enter Your Next Control Number	Back to Shareholder Portal

© 2009 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

Form of Telephone Voting Script

Greeting:
“Thank you for calling the Automated Proxy Voting Service”
Shareholder Hears:

“You must be calling from a touchtone telephone in order to use this system and already have read the proxy statement and made your voting decisions”

“Press 1 if you are calling from a touch tone phone and have your proxy form in front of you.”

Shareholder presses “1” and hears:
“Lets Begin” ** If shareholder does not press anything, they will hear: “Please call back when you have your proxy form. Thank you for calling. Goodbye.”
Control number :Shareholder hears:
“Please enter the 12-digit control number, which is labeled as such, or located in the box indicated by the arrow on your Vote Instruction Form, followed by the pound sign.”
Shareholder Enters Control number…

Valid Control Number: (See voting scripts, below)
Control # less than 12 digit: “Sorry, your input was invalid. The control number is 12 digits long. ” Directed to control number script
No response from shareholder: “I have not received your response” Directed to control number script
Invalid: “Sorry, your control number is invalid”
Invalid greater than 3x: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system in 24 hours. We have not recorded a vote. Goodbye.”
Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press “1”, if you do not want to change your vote press “2”. (See voting scripts, below).
Valid control number, but Shareholder has just voted a proxy with the same proposals: “The directors and/or proposals for this control number are the same as your last proxy. If you would like to vote this control number in the same manner as the prior control number, press 1. If you would like to vote this control number differently, press 2.

Voting:

“Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually your vote will be cast as recommended by the Board of directors. Press 2 if you will not vote on each item individually.

1

Shareholder presses	Shareholder hears:
1	Shareholder goes to Nominee and/or Proposal Voting.

2	One moment while I log your ballot. A vote has been recorded for control number <controlNumber>.
Let me confirm, you have elected to vote as the Board recommends. If these elections are correct press 1. To vote again press 2, to hear your vote again press 3.

Nominee Vote Script: (vote for individual issues)
“If you wish to vote for all nominees’ press 1. To withhold all nominees, press 2 To withhold specific nominees, press 3.”
Shareholder presses:	Shareholder hears:
1	“Proposal Voting.” Goes to Proposal Voting Script.
2	“Proposal Voting.” Goes to Proposal Voting Script.
3

“To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00”

After each election, “OK” is heard.

‘00’ goes to Proposal Vote Script.

(Continued and confirmed for each nominee(s))

See Confirm Options below.

Completed Voting:
“You have completed Voting” A vote has been recorded for control number <ControlNumber>. This text will be heard following the final proposal on the ballot.
Confirm Options:
“Let me confirm.”

Nominee Confirmation:

1.	You have voted for all nominees
2.	You have voted to withhold all nominees
3.	You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)

2

Vote Logged	Script:

Vote is sent to mainframe	“If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.”If shareholder presses 1: “One moment, while I log your ballot. A vote has been recorded for control number <controlNumber>.” Shareholder then goes to Vote another Proxy Script.
If shareholder presses 2: they are directed to the Voting Script.
If shareholder presses 3: they are directed to the applicable Confirm Options.

Vote Another Proxy Script:
Shareholder wants to/does not want to vote on another control number.	“If this concludes your business press 1, if you would like to vote for another proxy election press 2.”

If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy cards. Keep it as a record of your vote. Thank you for calling. This concludes your transaction.” Goodbye.
If shareholder presses 2: Shareholder enters control number for next proxy card. See appropriate proxy voting dialog scripts, above.

Error Messages:
Auto Proxy Unavailable Error:	“We are sorry. The automated Proxy voting system is unavailable at this time. Please try your call again later. We have not recorded the vote. Goodbye”
Meeting Date:	“Sorry, we cannot accept your voting instructions. It is the day of the meeting or the cut off date for voting has passed.
Control number no longer valid:	“Sorry, the control number you entered is no longer valid. Please contact your bank, Broker or fund to confirm your voter eligibility.”

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